DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated November 29, 2013

Effective as of the date of this supplement, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager” and supersedes the information contained in the supplement dated June 19, 2014:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Kashif Ishaq	Senior Vice President, Head of Investment Grade Corporate Bond Trading	November 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	November 2014
Michael G. Wildstein, CFA	Vice President, Senior Portfolio Manager	November 2014

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 6, 2014.